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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 20, 2003

Household Auto Receivables Corporation
(Exact name of registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	333-100512 (Commission File Number)	36-4220459 (I.R.S. Employer Identification No.)
c/o Household Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois (Address of Principal Executive Offices)		60070 (Zip Code)
Registrant's telephone number including area code (847) 564-5000

(Former name or former address, if changed since last report)

Item 5.    Other Events

        The consolidated financial statements of MBIA Insurance Corporation ("MBIA"), a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2002, and the consolidated financial statements of MBIA and its subsidiaries as of September 30, 2003 and for the nine month periods ended September 30, 2003 and September 30, 2002 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 2003 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-100512) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Household Automotive Trust 2003-2 Auto Receivable Asset-Backed Notes Series 2003-2, and shall be deemed to be part hereof and thereof.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits:

23.1
Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION
	By:	/s/ STEVEN H. SMITH
	Name:	Steven H. Smith
	Title:	Vice President and Assistant Treasurer
Dated: November 21, 2003

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX